SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A
                                 Amendment No.1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 12, 2002


                          EYE CARE INTERNATIONAL, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                        0-27889                 59-3206480
  ---------------------------       ----------          ---------------------
 (State or other jurisdiction      (Commission              (IRS Employer
  of incorporation)                 File Number)        Identification Number)

                    1511 North Westshore Boulevard, Suite 925
                              Tampa, Florida 33607
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (813) 289-5552
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if changed since last Report)

Item 4. Changes in Registrant's Certifying Accountant

On November 1, 2002, Most Horowitz & Company, LLP, ("Former Accountant") resigned as our principal accountants. For the year ended December 31, 2001 and the interim period through the date the relationship ended, there were no disagreements with Most Horowitz & Company, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. Most Horowitz & Company, LLP's report for the year ended December 31, 2001 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to scope or accounting principles, except for the explanatory note in regard to the "subject to the ability of the Company to continue as a going concern".

On November 1, 2002, we engaged the accounting firm of Most & Company, LLP as our principal accountants to audit the financial statements for the year ended December 31, 2002. The individual principal accountant who provided our accounting services has left the former principal accountant and is with the successor principal accountant.

The decision to engage Most & Company, LLP will be recommended to the Board of Directors and it is anticipated that it will be approved.

A letter from the former principal accountant addressed to the Securities and Exchange Commission stating that the former principal accountant agrees with the statements made by us in this amended report is attached as an exhibit to this Form 8-K/A.


EXHIBIT 16

Letter from Most Horowitz & Company, LLP.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

                                                  EYE CARE INTERNATIONAL, INC.

                                                  By:/s/ James L. Koenig
                                                     -----------------------
                                                         James L. Koenig,
                                                         Sr. Vice-President and
                                                         Chief Financial Officer


                                                       Dated: November 12, 2002
                                                           Tampa, Florida